Exhibit 10.7

Dated 28 April 2006

MEPC MILTON PARK NO. 1 LIMITED and

MEPC MILTON PARK NO. 2 LIMITED

and

EVOTEC (UK) LIMITED

and

PATHEON UK LIMITED

LICENCE TO ASSIGN

relating to

Unit 151

Milton Park

Abingdon Oxfordshire

[bsdr solicitors]	[miltonpark]

PARTICULARS
1	Date	:	28 April 2006

2	Parties	:

	Landlord	:	MEPC MILTON PARK NO. 1 LIMITED (Company number 5491670) and MEPC MILTON PARK NO. 2 LIMITED (Company number 5491806) both of whose registered offices are at 4th Floor Lloyds Chambers 1 Portsoken Street London El 8LW

	Tenant	:	EVOTEC (UK) LIMITED (Company number 2674265) whose registered office is at 111 Milton Park Abingdon Oxfordshire OX14 4RZ

	Assignee	:	PATHEON UK LIMITED (Company number 3764421) whose registered office is at Kingfisher Drive Swindon Wiltshire SN3 5BZ

3	Lease

	Date	:	15 January 1996

	Parties	:	(1) Lansdown Estates Group Limited (2) The Tenant (then called Oxford Asymmetry Limited)

	Premises	:	Unit 151 Milton Park, Abingdon, Oxfordshire

	Term	:	25 years from 29 September 1995

THIS DEED made on the date and between the parties specified in the Particulars Witnesses as follows:

1	Definitions

In this Deed:

1.1	Landlord, Tenant, and Assignee mean the parties so named in the Particulars and include their successors in title;

1.2	Bank means The Governor and Company of the Bank of Scotland of whose registered office is at The Mound Edinburgh EH1 lYZ;

1.3	Clearing Bank means a shareholder in CHAPS Clearing Co. Limited;

1.4	Guarantee means a guarantee dated 2006 between (1) the Bank and (2) the Landlord;

1.5	Lease means the lease so referred to in the Particulars and includes documents supplemental to or entered into pursuant to it;

1.6	Lease Term means the term of years granted by the Lease;

1.7	Premises means the premises let by the Lease;

1.8	Principal Rent has the same meaning as is ascribed to that expression in the Lease;

1.9	VAT means Value Added Tax and any similar tax substituted for it;

1.10	1995 Act means the Landlord and Tenant (Covenants) Act 1995;

1.11	Obligations undertaken by more than one person are joint and several;

1.12	References to Costs include all liabilities, claims, demands, proceedings, damages, losses and proper costs and expenses.

2	Title

The reversion immediately expectant upon the Term is now vested in the Landlord and the benefit of the Lease remains vested in the Tenant.

3	Licence

The Landlord grants licence to the Tenant to assign the Lease to the Assignee.

4	Assignee’s Covenants

The Assignee covenants with the Landlord as from the date of the deed of transfer or assignment authorised by this Deed throughout the residue of the Lease Term or until released pursuant to the 1995 Act:

4.1	to pay all moneys payable under the Lease (including any arrears); and

4.2	to perform and observe the tenant’s covenants and conditions in the Lease; and

4.3	if the Guarantee shall end solely as a result of effluxion of time pursuant to the provisions of clause 3(a) of the Guarantee to procure that on or before 29 September 2011 (as to which time shall be of the essence) a guarantee or guarantees on the same terms as the Guarantee (mutatis mutandis) but for the unexpired residue of the Lease Term and in a sum equal to the aggregate of eighteen (18) months’ worth of Principal Rent for the time being payable under the Lease plus an amount equal to VAT at the standard rate for the time being thereon shall be issued in favour of the Landlord by a Clearing Bank; and

5	Contracts (Rights of Third Parties) Act 1999

A person who is not a party to this Licence has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Licence.

Executed by the parties as a Deed the day and year first before written.

EXECUTED AS A DEED BY MEPC	)
MILTON PARK NO. 1 LIMITED	)
acting by a director and the company	)
secretary or by two directors	)

Director /s/ David Burrows

Director/Company Secretary /s/ Emily Mousley

EXECUTED AS A DEED BY MEPC	)
MILTON PARK NO. 2 LIMITED	)
acting by a director and the company	)
secretary or by two directors	)

Director /s/ David Burrows

Director/Company Secretary /s/ Emily Mousley